Exhibit 10.2

FIRST AMENDMENT TO MOLYBDENUM SUPPLY AGREEMENT

This First Amendment to Molybdenum Supply Agreement (“First Amendment”) is made by and among SeAH Besteel Corporation, a Korean corporation (“Buyer”) and General Moly, Inc. a Delaware corporation (“GMI”).  GMI and Buyer are referred to as the “Parties” or individually as a “Party.”

RECITALS

A.                                    GMI and Buyer entered into the Molybdenum Supply Agreement (“Agreement”) on the 14th day of May, 2008.

B.                                    The Agreement provides that there is no obligation to supply Product under the Agreement until certain conditions are met from the production of the Product at the Mount Hope Mine, specifically defined as the Commencement Date.

C.                                    Buyer has expressed concern with the passage of time associated with GMI achieving production of Product at the Mount Hope Mine, and the attainment of the Commencement Date under the Agreement

D.                                    The Parties intend to resolve Buyer’s concern with this First Amendment and modify the Agreement to provide for a definitive date upon which the Commencement Date is to be achieved, and if the Commencement Date is not achieved by such date the Agreement shall terminate.

Accordingly, in consideration of the mutual covenants contained in this First Amendment the Parties intending to be legally bound agree as follows.

AGREEMENT

1.              Subsection 2.1 is hereby amended with the addition of the following italicized sentence at the end of Subsection 2.1:

If the Commencement Date has not been reached by December 31, 2020, then the Agreement shall terminate as provided for in Subsection 5.2(d).

2.              Subsection 5.2 is hereby amended with the addition of further subsection (d) which states:

d)                                     as set forth in Subsection 2.1 above, if the Commencement Date has not been reached by December 31, 2020 this Agreement shall terminate without further notice.

Except as specifically set forth in this First Amendment, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this First Amendment to Molybdenum Supply Agreement to be effective as of the 22nd day of July, 2015.

GENERAL MOLY, INC.		SeAH BESTEEL CORPORATION

By:	/s/ Bruce D. Hansen	By:	/s/ Sung Hwi Lee
Name: Bruce D. Hansen		Name: Lee Sung Hwi
Title: Chief Executive Officer		Title: Chief Executive Officer
Signature Date:		Signature Date: